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                                                		    EXHIBIT 24

				1997 STOCK OPTION PLAN AND

                         RESTRICTED STOCK AWARDS
                            POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of HORIZON GROUP, INC., a Michigan corporation (the "Company"), does hereby constitute and appoint NORMAN PERLMUTTER and JAMES
S. WASSEL, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the Company's filing with respect to the registration under said Securities Act of shares of common stock subject to the Company's 1997 Stock Option Plan and restricted stock awards, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 31st day of March, 1998.

/S/ NORMAN PERLMUTTER               Director  and  Chairman  of  the  Board  of
Norman Perlmutter				               Directors


/S/ JAMES S. WASSEL                 Director,  President  and  Chief  Executive
James S. Wassel                     Officer
                             	    (Principal  Executive Officer and Principal
                              	    Financial Officer)

/S/ DOUGLAS CROCKER II              Director
Douglas Crocker II


/S/ WILLIAM P. DICKEY               Director
William P. Dickey


/S/ NORMAN R. HIGO                  Director
Norman R. Higo


/S/ RONALD L. PIASECKI              Director
Ronald L. Piasecki


/S/ ROBERT D. PERLMUTTER            Director
Robert D. Perlmutter


/S/ MARTIN SHERMAN                  Director
Martin Sherman


/S/ RICHARD D. STEWART              Assistant Controller (Principal Accounting
Richard D. Stewart		    Officer)